UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2008

JOHN DEERE OWNER TRUST 20XX
(Exact name of the Issuing Entity as specified in its charter)

JOHN DEERE RECEIVABLES, INC.
(Exact name of the Registrant as specified in its charter)

State of Delaware	333-130966	36-3837230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 600 1 East First Street Reno, Nevada 89501	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(775) 786-5527

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Form T-1 Statement of Eligibility of U.S. Bank National Association attached as an exhibit hereto is filed in relation to Registration Statement No. 333-130966 of John Deere Receivables, Inc.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.1	Form T-1 Statement of Eligibility of U.S. Bank National Association under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 99.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES, INC. (Registrant)

By:	/s/ Larry J. Gant
Larry J. Gant
Assistant Secretary

Date:     April 4, 2008

EXHIBIT INDEX

Exhibit No.             Description

99.1	Form T-1 Statement of Eligibility of U.S. Bank National Association under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 99.1)